UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 10, 2007

GOFISH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-131651	20-2471683
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

706 Mission Street, 10th Floor, San Francisco, California	94103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 738-8706

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Agreements with MiniClip Limited

On December 10, 2007, GoFish Corporation (the “Company”) entered into an advertising representation agreement (the “MiniClip Advertising Agreement”) and a stock and warrant issuance agreement (the “MiniClip Equity Agreement”) with MiniClip Limited, a company registered in the United Kingdom (“MiniClip”). Subject to the terms and conditions of the MiniClip Advertising Agreement and the MiniClip Equity Agreement, as applicable, MiniClip agreed to grant the Company the exclusive right to sell advertising in the United States on websites owned or operated by MiniClip, including www.miniclip.com (the “MiniClip Sites”), in exchange for a share of the net revenues from such advertising and the issuance of 300,000 restricted shares of the Company’s common stock (the “MiniClip Restricted Shares”) and a restricted warrant to purchase an additional 300,000 shares of the Company’s common stock at $1.75 per share (the “MiniClip Restricted Warrant”). Under the MiniClip Advertising Agreement, the Company agreed to be generally responsible for all costs associated with such advertising and to pay MiniClip a minimum of an aggregate of $4 million in such revenues over 2008, for which the Company will provide certain assurances for payment. The MiniClip Advertising Agreement has an initial term expiring on December 31, 2008 and automatically renews for successive one-year terms, unless earlier terminated in accordance with its terms. In connection with the MiniClip Advertising Agreement and the MiniClip Equity Agreement, the Company’s Board of Directors determined that the fair value of the consideration received or to be received by the Company in consideration for the MiniClip Restricted Shares and the MiniClip Restricted Warrant has a fair value in excess of $1.75 per share. Under the MiniClip Equity Agreement, the MiniClip Restricted Shares and the MiniClip Restricted Warrant will vest over a one-year period, subject to the MiniClip Advertising Agreement remaining in effect, with one-half of the MiniClip Restricted Shares and one-half of the MiniClip Restricted Warrant vesting on July 1, 2008 and one-half of the MiniClip Restricted Shares and one-half of the MiniClip Restricted Warrant vesting on January 1, 2009. In addition, the Company purchased a 95% participation interest in a $492,931 claim held by MiniClip against a third party (the “MiniClip Claim”). In exchange for the participation interest, the Company paid $468,285, and will also pay 5% of any amounts above $468,285 that the Company may receive or recover in connection with the MiniClip Claim (less reasonably-incurred legal expenses), of which the Company expects to receive or recover significantly less than the face value.

The Company and MiniClip have other existing business relationships in the ordinary course of business.

Agreements with MTV Networks, a Division of Viacom International Inc.

On December 12, 2007, the Company entered into a license agreement (the "MTVN License Agreement") and a stock issuance and participation rights agreement (the "MTVN Equity Agreement") with MTV Networks, a division of Viacom International Inc. ("MTVN"). Subject to the terms and conditions of the MTVN License Agreement, MTVN agreed to grant the Company a non-exclusive license to distribute and market certain video content controlled by MTVN, and the parties agreed to a revenue share arrangement in connection with such video content. The MTVN License Agreement has a term of two years, unless earlier terminated in accordance with its terms. Pursuant to the terms of the MTVN Equity Agreement, in exchange for the license, the Company issued to MTVN 1,000,000 restricted shares registered in the name of Viacom International, Inc. of common stock of the Company (the "MTVN Restricted Shares") and granted MTVN a participation right (during the term of the MTVN License Agreement) in certain future financings of the Company to purchase additional securities equal to an aggregate of 35% of the aggregate gross proceeds of any such financing during the term of the MTVN License Agreement. In connection with the MTVN License Agreement and the MTVN Equity Agreement, the Company’s Board of Directors determined that the fair value of the consideration received or to be received by the Company in consideration for the MTVN Restricted Shares has a fair value in excess of $1.75 per share. Under the MTVN Equity Agreement, MTVN agreed to a two-year lockup with respect to the MTVN Restricted Shares.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

The MTVN Restricted Shares were offered to MTVN without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from such registration requirements provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. MTVN represented that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act) and that it is acquiring the MTVN Restricted Shares solely for its own account for investment and not for the interest of any other person and not with a view to, or in connection with, any resale or distribution of the MTVN Restricted Shares or any part thereof. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the MTVN Restricted Shares.

The MiniClip Restricted Shares and the MiniClip Restricted Warrant were offered to MiniClip without registration under the Securities Act, in reliance upon the exemption from such registration requirements provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. MiniClip represented that it is an “accredited investor” as defined in Rule 501(a) under the Securities Act) and that it is acquiring the MiniClip Restricted Shares and the MiniClip Restricted Warrant solely for its own account for investment and not for the interest of any other person and not with a view to, or in connection with, any resale or distribution of the MiniClip Restricted Shares and the MiniClip Restricted Warrant or any part thereof. This Current Report on Form 8-K is not an offer to sell or the solicitation of an offer to buy the MiniClip Restricted Shares or the MiniClip Restricted Warrants.

Item 8.01 Other Events.

On December 12, 2007, the Company issued a press release announcing revisions to its previously-announced revenue projections for the fourth quarter and full year of 2007. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Current Report on Form 8-K are generally identified by words, such as “will” and “expects” and similar expressions intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and that undue reliance should not be placed on such statements. Forward looking statements include, but are not limited to, the Company’s expectations regarding recovery in connection with the MiniClip Claim. Actual events may differ materially from those mentioned in these forward-looking statements because of a number of risks and uncertainties, including, but not limited to, the uncertainty of recovery in connection with the MiniClip Claim. Additional discussion of these and other factors affecting the Company’s business and prospects is contained in the Company’s periodic filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements or to make any other forward-looking statements, whether as a result of new information, future events or otherwise unless required to do so by the securities laws.

Item 9.01 Financial Statements and Exhibits

(d)            Exhibits.

Exhibit	Description
99.1	Press release issued by GoFish Corporation on December 12, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOFISH CORPORATION

Dated: December 14, 2007	By:	/s/ Tabreez Verjee
Name: Tabreez Verjee
Title: President